UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 8, 2018

TPI Composites, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-37839	20-1590775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8501 N. Scottsdale Rd. Suite 100, Scottsdale, Arizona 85253
(Address of Principal Executive Offices) (Zip Code)

480-305-8910
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Item 2.02. Results of Operations and Financial Condition.

     On March 8, 2018, TPI Composites, Inc. (the Company) issued a press release announcing its financial results for the three months and full year ended December 31, 2017. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein. The Company also posted a presentation to its website at www.tpicomposites.com under the tab “Investor Relations” providing information regarding its results of operations and financial condition for the three months and full year ended December 31, 2017. The information contained in the presentation is incorporated by reference herein. The presentation is being furnished herewith as Exhibit 99.2 to this current report on Form 8-K. The Company’s website and the information contained therein is not part of this disclosure.

     The information in Items 2.02 and 7.01 of this current report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 7.01 of this current report on Form 8-K (including Exhibit 99.1 and Exhibit 99.3) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

     The information set forth under Item 2.02 of this current report on Form 8-K is incorporated by reference as if fully set forth herein.

     On March 8, 2018, the Company issued a press release announcing that it has entered into an agreement with Navistar, Inc. to design and develop a Class 8 truck comprised of a composite tractor and frame rails. A copy of the Company’s press release is furnished herewith as Exhibit 99.3 to this current report on Form 8-K and is incorporated by reference herein.

     The information in Exhibit 99.3 of this current report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this current report on Form 8-K (including Exhibit 99.3) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

          99.1 – Press Release dated March 8, 2018
          99.2 – Presentation dated March 8, 2018
          99.3 – Press Release dated March 8, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: March 8, 2018	By:	/s/ William E. Siwek
William E. Siwek
Chief Financial Officer